Filed pursuant to Rule 497(e)
Registration Nos. 333-264478; 811-23793

TRDE	STKd 100% COIN & 100% NVDA ETF
NUTY	STKd 100% NVDA & 100% MSTR ETF
APED	STKd 100% MSTR & 100% COIN ETF
BETS	STKd 100% COIN & 100% HOOD ETF
LAYS	STKd 100% NVDA & 100% AMD ETF
NUTS	STKd 100% TSLA & 100% MSTR ETF
MUSK	STKd 100% TSLA & 100% NVDA ETF
SPCY	STKd 100% SMCI & 100% NVDA ETF
ZIPP	STKd 100% UBER & 100% TSLA ETF
BOOK	STKd 100% META & 100% AMZN ETF

listed on The Nasdaq Stock Market, LLC.

September 19, 2025

Supplement to the Prospectus
and Statement of Additional Information (“SAI”),
each dated February 24, 2025

Effective immediately, all references in the Funds’ prospectus and SAI to the frequency of the Funds’ payment of income distributions are hereby changed to reflect that the Funds will seek to make such distributions on a quarterly basis.

Please retain this Supplement for future reference.